Exhibit 99.5

INVESTMENT AGREEMENT

This Investment Agreement, dated as of May     , 2007 (this “Agreement”), is made and entered into by and between The Coca-Cola Company, a Delaware corporation (“Parent”), and [Insert Name of Executive] (“Investor”).

W I T N E S S E T H:

WHEREAS, Investor is an executive officer of Energy Brands, Inc. d/b/a Glaceau, a New York corporation (the “Company”);

WHEREAS, pursuant to Agreement and Plan of Merger, dated as of May [•], 2007 (the “Merger Agreement”), with Parent, Mustang Acquisition Company, LLP, a Delaware limited partnership and a wholly-owned subsidiary of Parent (“Merger Sub”), the Company and J. Darius Bikoff and Michael Repole, each of them solely in his capacity as representative of the Company Securityholders (as such term is defined in the Merger Agreement), upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time (as defined in the Merger Agreement) Merger Sub will merge with and into the Company (the “Merger”), with the Company as the surviving corporation;

WHEREAS, in connection with the Merger, Investor desires, upon the terms and subject to the conditions set forth in this Agreement, to subscribe for and purchase, and Parent desires to sell to Investor (the “Purchase”), such number of shares of the common stock, par value $0.25 per share (the “Parent Common Stock”), of Parent having an aggregate value of $[                    ] (the “Investor Purchase Amount”);

WHEREAS, in connection with the Closing of the Purchase, each of Investor and Parent will enter into the Stock Escrow and Collateral Agreement,  pursuant to which, upon the terms and subject to the conditions set forth therein, Parent will deposit, on Investor’s behalf, the Purchased Shares (as defined below) with the Stock Escrow and Collateral Agent identified therein; and

WHEREAS, Investor will not be entitled to vote the Purchased Shares until the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Acts of 1976 (the “HSR Act”) have expired, unless Investor would otherwise be permitted to do so under applicable Law.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and subject to the conditions set forth herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1                                      Certain Defined Terms.  Capitalized terms used and not otherwise defined in this Agreement have the respective meanings ascribed to them in the Merger Agreement.

Section 1.2                                      Interpretation and Construction.  Unless otherwise expressly provided herein, for the purposes of this Agreement the rules of interpretation set forth in Section 1.2 of the Merger Agreement shall apply.

ARTICLE II

CLOSING OF THE PURCHASE

Section 2.1                                      Closing of the Purchase.

(a)                                  Time and Place.  The closing of the Purchase (the “Subscription Closing”) shall occur as soon as practicable and, in any event, no later than three days following, and at the place of, the Closing of the transactions contemplated by the Merger Agreement.

(b)                                 Conditions to the Purchase; Termination.  The obligation of Parent and Investor to consummate the transactions contemplated by this Agreement is subject to the consummation of the Merger and the receipt by Investor of Investor’s aggregate Per Share Closing Date Merger Consideration.  If the Merger Agreement has been terminated pursuant to its terms, the obligations of Parent and Investor pursuant to this Agreement shall terminate without liability of either party to the other (other than as may be set forth in the Merger Agreement).

(c)                                  Purchase.  Upon the terms and subject to the conditions set forth herein, at the Subscription Closing, Investor shall purchase that number of shares of Parent Common Stock equal to the quotient obtained by dividing (x) the Investor Purchase Amount by (y) the closing price of the Parent Common Stock on the New York Stock Exchange on the trading day immediately prior to the Subscription Closing (the “Purchased Shares”), and Parent shall issue and sell to Investor the Purchased Shares in exchange for the Investor Purchase Amount.

(d)                                 Delivery.  At or prior to, and in connection with, the Subscription Closing, (i) Investor shall deliver or cause to be delivered to Parent cash (by wire transfer of immediately available funds to a bank account designated by Parent) an amount equal to the Investor Purchase Amount and (ii) Parent shall deliver to the Stock Escrow and Collateral Agent for deposit into the Stock Escrow and Collateral Account, on behalf of Investor, a certificate representing the Purchased Shares registered in the name of Investor.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF INVESTOR

Investor represents and warrants to Parent as follows:

Section 3.1                                      Binding Agreement.  Investor is a natural person, legally competent and has the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  Investor has duly and validly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of Investor, enforceable against Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar Laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

Section 3.2                                      No Conflict.  Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the performance of Investor’s obligations hereunder will (a) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under any contract, agreement, instrument, commitment, arrangement or understanding to which Investor is a party or (b) require any consent, authorization or approval of any other person or any entity or Governmental Entity, other than approval under the HSR Act, to the extent required by Law, or (c) violate or conflict with any Law or Order applicable to Investor.

Section 3.3                                      Securities Laws Matters.  Investor acknowledges receipt of advice from Parent that:

(a)                                  the Purchased Shares have not been registered under the Securities Act of 1933 (the “Act”) or qualified under any state securities or “blue sky” or non-U.S. securities laws;

(b)                                 the Purchased Shares must be held indefinitely and Investor must continue to bear the economic risk of the investment in the Purchased Shares unless such shares are subsequently registered under the Act and such state or non U.S. securities laws or an exemption from such registration is available;

(c)                                  when and if the Purchased Shares may be disposed of without registration in reliance upon Rule 144 promulgated under the Act (“Rule 144”), such disposition can be made only in accordance with the terms and conditions of such Rule;

(d)                                 if the exemption afforded by Rule 144 is not available, public sale of any Purchased Shares without registration will require the availability of an exemption under the Act;

(e)                                  a restrictive legend in the form set forth on Exhibit A shall be placed on the certificate representing the Purchased Shares issued to Investor; and

(f)                                    a notation shall be made in the appropriate records of Parent indicating that the Purchased Shares are subject to restrictions on transfer and, if Parent should in the future engage the services of a stock transfer or other agent in respect of the Purchased Shares, appropriate stop-transfer instructions will be issued to such agent with respect to such shares.

Section 3.4                                      Accredited Investor.  Investor is either a “qualified institutional investor” or an “accredited investor” within the meanings ascribed to those terms under the U.S. federal securities laws.

Section 3.5                                      Investor’s Experience.

(a)                                  Investor’s financial situation is such that Investor can afford to bear the economic risk of holding Purchased Shares for an indefinite period of time.

(b)                                 Investor can afford to suffer complete loss of his investment in the Purchased Shares.

(c)                                  Investor’s knowledge and experience in financial and business matters are such that Investor is capable of evaluating the merits and risks of Investor’s investment in the Purchased Shares.

(d)                                 Investor understands the tax consequences of the Purchase and that any documents provided by Parent do not contain tax advice or tax information.  Investor has had the opportunity to consult with Investor’s own legal, accounting, tax, investment and other advisors, who are unaffiliated with Parent or any Affiliate of Parent, with respect to the tax treatment of the investment by Investor in the Purchased Shares.

Section 3.6                                      Access to Information.  Investor has been furnished by Parent prior to the date hereof with all information regarding Parent, which Investor has reasonably requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other Representatives of Parent concerning Parent, the terms and conditions of the investment in the Purchased Shares.  Investor has been granted the opportunity to obtain any additional information that Investor deems necessary to verify the accuracy of the information so provided.

Section 3.7                                      Investment Intent.  Investor is acquiring the Purchased Shares solely for Investor’s own account for investment and not with a view to or for sale in connection with any distribution thereof.  Investor agrees that Investor will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Purchased Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of any Purchased Shares), except in compliance with (i) the Act and the rules and regulations of the Securities and Exchange Commission thereunder, (ii) applicable state and non-U.S. securities or “blue sky” laws and (iii) the provisions of this Agreement.

Section 3.8                                      No Reliance.  Except as set forth in this Agreement, no representations or warranties have been made to Investor by Parent or any Representative of Parent and in entering into the transaction contemplated this Agreement, Investor is not relying on any information, other than that as expressly contained in this Agreement and the results of independent investigation by Investor.

Section 3.9                                      No Broker.  No broker, finder, agent or similar intermediary has acted for or on behalf of Investor in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker’s, finder’s, or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Investor or any action taken by Investor.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT

Parent represents and warrants to Investor as follows:

Section 4.1                                      Validity of Purchased Shares.  The Purchased Shares have been duly authorized and validly issued and are fully paid and nonassessable.  Upon delivery of and payment for the Purchased Shares at the Subscription Closing, Investor will acquire good and valid title to all of the Purchased Shares, free and clear of any liens other than as contemplated in the Pledge and Security Agreement.

Section 4.2                                      Binding Agreement.  Parent has duly and validly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar Laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

Section 4.3                                      No Conflict.  Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the performance of Parent’s obligations hereunder will (a) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under any contract, agreement, instrument, commitment, arrangement or understanding to which Parent is a party or (b) require any consent, authorization or approval of any other person or any entity or Governmental Entity, or (c) violate or conflict with any Law or Order applicable to Parent.

Section 4.4                                      No Broker.  No broker, finder, agent or similar intermediary has acted for or on behalf of Parent in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker’s, finder’s, or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Parent or any action taken by Parent.

ARTICLE V

ADDITIONAL AGREEMENTS

Section 5.1                                      Further Assurances.  Upon the terms and subject to the conditions set forth herein, each of the parties hereto agrees to use its commercially reasonable efforts to take or cause to be taken all action, to do or cause to be done, and to assist and cooperate with the other party hereto in doing, all things necessary, proper or advisable under applicable Laws and regulations to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including, the execution and delivery of such instruments, and the taking of such other actions as the other party hereto may reasonably require in order to carry out the intent of this Agreement.  From time to time without further consideration, subject to Section 5.4, Parent will execute and deliver such documents to Investor as Investor may reasonably request in order to vest more effectively in Investor good and valid title (free of Encumbrances) to the Purchased Shares to be sold hereunder.  From time to time, without further consideration, Investor will execute and deliver such documents to Parent as Parent may reasonably request in order to consummate more effectively the sale of the Purchased Shares to be sold hereunder.

Section 5.2                                      Public Announcements; Confidentiality.  Except as may be required by applicable Law, including federal securities Laws, or by obligations pursuant to any listing agreement with any national securities exchange or stock market (in which case the party required to make the release or announcement shall allow the other parties an opportunity (to the extent practical) to comment on such release or announcement in advance of such issuance and to consider such comments in good faith), none of the parties hereto shall issue any press release or otherwise make any announcement or disclosure concerning the transactions contemplated hereby unless such information is already in the public domain.

Section 5.3                                      Restrictions on Voting Of Purchased Shares.  Investor hereby agrees and acknowledges that he shall have no right to vote or direct the voting of by proxy or otherwise of the Purchased Shares with respect to any matter with respect to which shares of Parent Common Stock are entitled to vote unless and until the applicable waiting periods under the HSR Act have expired, unless the expiration of such waiting period shall not be required under applicable Law for Investor to exercise full rights of ownership of the Purchased Shares under applicable Law.  Parent and Investor shall cooperate in making such filings with the appropriate Governmental Entity as may be required under the HSR Act.

Section 5.4                                      Removal of Legend.  In connection with the permitted sale of any Purchased Shares pursuant to (i) an effective registration statement under the Act, (ii) Rule 144 or (iii) another exemption from registration under the Act, Parent shall, at the request of Investor or the Stock Escrow and Collateral Agent and upon delivery by Investor to Parent of a reasonably satisfactory opinion of counsel and such other documents as Parent or Parent’s transfer agent may reasonably request, replace, at the expense of the Parent, the certificates representing such Purchased Shares with certificates or instruments not bearing the legend required by Section 3.3.

ARTICLE VI

MISCELLANEOUS

Section 6.1                                      Notices.  All notices, requests, claims, demands and other communications hereunder required to be delivered in writing shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)                                  if to Parent, to:

The Coca-Cola Company
One Coca-Cola Plaza
Atlanta, Georgia 30313
Fax: (404) 676-8621
Attention:                 Chief Financial Officer

with copies to: (which shall not constitute notice hereunder) to:

The Coca-Cola Company
One Coca-Cola Plaza
Atlanta, Georgia 30313
Fax: (404) 515-2546
Attention:                 General Counsel

and

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036-6522
Fax:  (212) 735-2000
Attention:                 Martha E. McGarry
                                                                        Sean C. Doyle

(b)                                 if to Investor:

c/o Energy Brands, Inc. d/b/a Glaceau
17-20 Whitestone Expressway
Whitestone, New York 11357
Fax:  [•]
Attention:  [•]

with a copy to:

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Fax:  (212) 909-6836
Attention:                 Jeffrey J. Rosen

Section 6.2                                      Entire Agreement; Modifications.

(a)                                  This Agreement sets forth the entire agreement and understanding between the parties and supersedes any prior agreement or understanding, written or oral, relating to the subject matter of this Agreement.

(b)                                 This Agreement may be modified and/or amended with respect to any provision contained herein at any time by written action of Parent and Investor.

Section 6.3                                      Waiver.  Any term or condition hereof may be waived at any time by the party hereto that is entitled to the benefits thereof by a written instrument duly executed on behalf of such party.  The failure of a party to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision nor shall it in any way affect the validity of this Agreement or the right of such party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

Section 6.4                                      Assignment; Binding Effect; Severability.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be transferred, assigned or delegated by any of the parties hereto, in whole or in part, without the prior written consent of the other parties, and any attempt to make any such transfer, assignment or delegation without such consent shall be null and void.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors, legal representatives and permitted assigns of the parties hereto.  The provisions of this Agreement are severable, and in the event that any one or more provisions are deemed illegal or unenforceable the remaining provisions shall remain in full force and effect unless the deletion of such provision shall cause this Agreement to become materially adverse to any party, in which event the parties shall use reasonable best efforts to arrive at an accommodation that best preserves for the parties the benefits and obligations of the offending provision.

Section 6.5                                      Specific Performance.  The parties hereby acknowledge and agree that the failure of any party to perform its agreements and covenants hereunder will cause irreparable injury to the other parties, for which damages, even if available, will not be an adequate remedy.  Accordingly, each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction as provided in Section 6.7 to compel performance of such party’s obligations and to the granting by any court of the remedy of specific performance of its obligations hereunder without proof of actual damages and without any requirement for the securing or posting of any bond.  Such remedy shall not be deemed to be the exclusive remedy for a party’s breach of its obligations but shall be in addition to all other remedies available at law or equity.

Section 6.6                                      Governing Law.  This Agreement shall be governed by and construed and interpreted in accordance with the Laws of the State of New York (other than its conflict of law principles to the extent that the application of the Laws of another jurisdiction would be required thereby, but with reference to Section 5-1401 of the New York General Obligations Law, which by its terms applies to this Agreement).

Section 6.7                                      Consent to Jurisdiction.  The parties irrevocably submit to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York, for the purposes of any Action arising out of this Agreement or the transactions contemplated hereby, including the Merger (and each agrees that no such Action relating to this Agreement or the transactions contemplated hereby, including the Merger, shall be brought by it except in such courts).  The parties irrevocably and unconditionally waive (and agree not to plead or claim) any objection to the laying of venue of any Action arising out of this Agreement or the transactions contemplated hereby, including the Merger, in (i) the Supreme Court of the State of New York, New York County, or (ii) the United States District Court for the Southern District of New York or that any such Action brought in any such court has been brought in an inconvenient forum.  Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in connection with any Action shall be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States.  A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

Section 6.8                                      Waiver of Jury Trial.  Each party hereby waives, and agrees to cause each of its Affiliates to waive, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any Action directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby, including the Merger.  Each party (a) certifies that no Representative of the other party has represented, expressly or otherwise, that such other party would not, in the event of an Action, seek to enforce the foregoing waiver and (b) acknowledges that it and the other party hereto have been induced to enter into this agreement by, among other things, the mutual waivers and certifications in this Section 6.8.

Section 6.9                                      Third Party Beneficiaries.  No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

Section 6.10                                Counterparts.  This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties to this Agreement have executed or caused this Agreement to be executed by their respective officers hereunto duly authorized, all as of the date first written above.

THE COCA-COLA COMPANY

By:
Name:
Title:

INVESTOR:

By:
Name:

[SIGNATURE PAGE TO INVESTMENT AGREEMENT]

Exhibit A

Form of Legend for Purchased Shares

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR PURSUANT TO A VALID EXEMPTION FROM REGISTRATION THEREUNDER.